Exhibit 10.21.3

EXECUTION

AMENDMENT NUMBER THREE

to the

Mortgage Loan Participation Purchase and Sale Agreement

Dated as of February 28, 2013

between

JEFFERIES FUNDING LLC (f/k/a JEFFERIES MORTGAGE FUNDING, LLC)

and

LOANDEPOT.COM, LLC

This AMENDMENT NUMBER THREE (this “Amendment”) is made as of this 25th day of June, 2019, by and between Jefferies Funding LLC (f/k/a Jefferies Mortgage Funding, LLC) (“Purchaser”) and loanDepot.com, LLC (“Seller”) to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of Feburary 28, 2013 (as amended, supplemented or otherwise modified from time to time, the “Agreement”), between Purchaser and Seller.

WHEREAS, Seller and Purchaser agree to amend the Agreement as more specifically set forth herein; and

WHEREAS, as of the date of this Amendment, Seller represents to Purchaser that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Amendments. Effective as of June 25, 2019 (the “Effective Date”), the Agreement is hereby amended as follows:

(a) Section 1 of the Agreement is hereby amended by deleting the respective definitions for “Mortgage Loan” and “Participation Certificate” in their entirety and replacing them with the following revised definitions (with the new language underlined for ease of review):

“Mortgage Loan”: (i) A GNMA Mortgage Loan, a FNMA Mortgage Loan, a FHLMC Mortgage Loan or (ii) any mortgage loan which is subject to a Pre-Formation Participation Certificate which mortgage loan is (x) an Agency Eligible Mortgage Loan, (y) a Jumbo Mortgage Loan, or (z) an Approved Mortgage Loan.

“Participation Certificate”: A GNMA Participation Certificate, a FNMA Participation Certificate, a FHLMC Participation Certificate, or Pre-Formation Participation Certificate as applicable.

(b) Section 1 of the Agreement is hereby further amended by adding the following new terms and related definitions in appropriate alphabetical order:

“Agency Eligible Mortgage Loan”: A residential mortgage loan that is is in Strict Compliance with an applicable Agency Guide.

“Approved Mortgage Loan”: A residential mortgage loan (other than a GNMA Mortgage Loan, a FNMA Mortgage Loan, a FHLMC Mortgage Loan, an Agency Eligible Mortgage Loan or a Jumbo Mortgage Loan) that is acceptable to the Purchaser in its sole and absolute discretion.

“Jumbo Mortgage Loan”: A first lien residential mortgage loan (i) with respect to which Seller has obtained a Takeout Commitment on or prior to the related Purchase Date, and (ii) for which the original loan amount is greater than the conforming limit in the jurisdiction where the related Mortgaged Property is located.

“Pre-Formation Participation Certificate”: Any Participation Certificate issued initially with the Pool No. indicated as “TBD.”

(c) The second sentence of Section 2(b) of the Agreement is hereby deleted in its entirety and replaced with the following revised Section (with the new language underlined for ease of review):

“Seller shall not offer for sale to Purchaser any Participation Certificate as to which the Expiration Date of the related Takeout Commitment with respect to the Related Mortgage Loans thereunder is two (2) Business Days or less following the Purchase Date, or in the case of any Pre-Formation Participation Certifcate, is more than ten (10) Business Days following the Purchase Date.”

(d) Sections 9(b)(viii), (ix) and (xxxi) of the Agreement are hereby deleted in its entirety and replaced with the following revised Sections (with the new language underlined for ease of review):

“(viii) Except if such Mortgage Loan is a Jumbo Mortgage Loan or an Approved Mortgage Loan, such Mortgage Loan is in Strict Compliance with the requirements and specifications (including, without limitation, all representations and warranties required in respect thereof) set forth in the applicable Agency Guide;

(ix) Such Mortgage Loan (x) is eligible, in all respects, to be pooled in a FHMLC Security, FNMA Security or GNMA Security, as the case may be, and is scheduled to be securitized within forty-five (45) days of the related Purchase Date hereunder, or (y) satisfies the requirements of the Agency Guides (unless such Mortgage Loan is a Jumbo Mortgage Loan or an Approved Mortgage Loan) and is scheduled to be sold to the relevant Takeout Investor within ten (10) Business Days of the related Purchase Date hereunder;

(xxxi) To the best of Seller’s knowledge, no improvement located on or being part of the related Mortgaged Property is in violation of any applicable zoning law or regulation and all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of such Mortgaged Property, and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, had been made or obtained from the appropriate authorities and such Mortgaged Property was lawfully occupied under applicable law. Solely with respect to Jumbo Mortgage Loans and to the best of Seller’s knowledge, the Mortgaged Property is not being used for business purposes, as defined in the Federal Truth-in-Lending Act of 1968, as amended, and Regulation Z thereunder;”

Section 2. Fees and Expenses. The Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel Purchaser incurred in connection with this Amendment, in accordance with Section 21(a) of the Agreement.

Section 3. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

Section 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

Section 5. Representations. In order to induce Purchaser to execute and deliver this Amendment, Seller hereby represents to Purchaser that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, and (ii) no default or Default or Event of Default has occurred and is continuing under the Program Documents.

Section 6. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions (except for Section 5-1401 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.

Section 7. Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Purchaser and Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the Effective Date.

JEFFERIES FUNDING, LLC (f/k/a Jefferies Mortgage Funding, LLC), as Purchaser	LOANDEPOT.COM, LLC, as Seller

By:	By:
Name:	Name:
Title:	Title:

Amendment Three to Mortgage Loan Participation Purchase and Sale Agreement